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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


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      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 17, 2003


                               INPUT/OUTPUT, INC.
             (Exact Name of Registrant As Specified In Its Charter)

         DELAWARE                       1-12691                  22-2286646
(State or Other Jurisdiction     (Commission File No.)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                             12300 PARC CREST DRIVE
                              STAFFORD, TEXAS 77477
               (Address of Principal Executive Offices) (Zip Code)

                                 (281) 933-3339
              (Registrant's Telephone Number, Including Area Code)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On December 17, 2003, Input/Output, Inc., a Delaware corporation ("IO"), issued a press release pursuant to Rule 135c under the Securities Act of 1933, as amended (the "Securities Act"), announcing that the initial purchaser of IO's 5.50% Convertible Senior Notes due 2008 had exercised its over-allotment option and purchased an additional $10 million aggregate principal amount of the notes. The primary offering of $50 million aggregate principal amount of the notes closed on December 10, 2003. As a result, the total principal amount of the notes issued by IO is $60 million.

         The notes bear interest at the rate of 5.50% per annum and are convertible into shares of IO common stock at a conversion rate of 231.4815 shares of common stock per $1,000 principal amount of notes. This conversion rate is equivalent to an initial conversion price of $4.32 per share of common stock, subject to adjustment in certain circumstances.

         The foregoing is qualified by reference to the press release which is attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

         The information contained in this Current Report on Form 8-K, including the exhibit hereto, is neither an offer to sell nor a solicitation of an offer to purchase any of the notes or any shares of common stock of IO, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful. The notes and shares of common stock of IO issuable upon conversion of the notes have not been registered under the Securities Act or the securities or blue sky laws of any jurisdiction and, unless registered, may not be offered or sold except pursuant to an applicable exemption from the registration requirements of the Securities Act and applicable securities laws of any other jurisdiction.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of business acquired

                           Not applicable

         (b)      Pro forma financial information

                           Not applicable

         (c)      Exhibits

                  99.1     Press release of Input/Output Inc. dated
                           December 17, 2003.

ITEM 9. REGULATION FD DISCLOSURE.

A. LIMITATION ON INCORPORATION BY REFERENCE

         In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 9 shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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B. SUPPLEMENTAL INFORMATION

SCF NOTE AND WARRANT

         Approximately $16 million of the net proceeds from the primary offering of notes referred to above was applied to repay in full the outstanding indebtedness under an unsecured promissory note payable by IO to SCF-IV, L.P. ("SCF-IV"), which was scheduled to mature in May 2004. In addition, concurrently with the closing of the primary notes offering on December 10, 2003, IO issued, in a privately-negotiated transaction, 125,000 shares of its common stock to SCF-IV in exchange for SCF-IV's surrender to IO of its warrant to purchase 2,673,517 shares of IO's common stock at an exercise price of $8.00 per share. This exchange was effected in a transaction exempt from the registration requirements under the Securities Act.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            INPUT/OUTPUT, INC.
                                            (Registrant)


                                                    /s/ [Brad Eastman]
                                            ------------------------------------
                                                        [Brad Eastman]
                                            Vice President, Chief Administrative
                                                    Officer and Secretary


Date: December 17, 2003


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                                  EXHIBIT INDEX

EXHIBIT NO.        DESCRIPTION
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
99.1               Press release of Input/Output, Inc. dated December 17, 2003.